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                                                                    EXHIBIT 10.2
MOLNICK 95-01 PA                                                          PATENT

                                   ASSIGNMENT
                                   ----------

         WHEREAS, I, Melvin Molnick, an United States citizen, residing at 280 Via Contata., Henderson, Nevada 89014, have invented certain new and useful improvements in a METHOD OF PARTICIPATING IN A LIVE CASINO GAME FROM A REMOTE LOCATION for which I have obtained a Letters patent in the United States, Patent Number 5,800,268, issue date September 1, 1998.

         AND WHEREAS, Home Gambling Network, Inc., a Nevada Corporation, with its principal place of business at P.O. Box 95142, Henderson, Nevada 89193, desires to acquire the entire right, title, and interest in and to the said improvements and the said Application:

         NOW, THEREFORE, in consideration of the sum of One Dollar ($l.00) to me in hand paid, and other good and valuable consideration, the receipt of which is hereby acknowledged, I, the said inventor, do hereby acknowledge that I have sold, assigned, transferred and set over, and by these presents do hereby sell, assign, transfer and set over, unto the said HOME GAMBLING NETWORK, INC., its successors, legal representatives and assigns, the entire right, title, and interest throughout the world in, to and under the said improvements, and the said application and all divisions, renewals and continuations thereof, and all Patents of the United States which may be granted thereon and all reissues and extensions thereof, and all rights of priority under International Conventions and applications for Patents which may hereafter be filed for said improvements in any country or countries foreign to the United States, and all Patents which may be granted for said improvements in any country or countries foreign to the United States and all extensions, renewals and reissues thereof, and I hereby authorize and request the Commissioner of Patents of the United States, and any Official of any country or countries foreign to the United States, whose duty it is to issue patents on applications as aforesaid, to issue all Patents for said improvements to the said HOME GAMBLING NETWORK, INC., its successors, legal representatives and assigns, in accordance with the terms of this instrument.

         AND I HEREBY covenant and agree that I will communicate to the said HOME GAMBLING NETWORK, INC., its successors, legal representatives and assigns, any facts known to me respecting said improvements, and testify in any legal proceeding, sign all lawful papers, execute all divisional, continuing and reissue applications, make all rightful oaths and generally do everything possible to aid the said HOME GAMBLING NETWORK, INC., its successors, legal representatives and assigns, to obtain and enforce proper patent protection for said improvements in all countries.

         IN TESTIMONY WHEREOF, I hereunto set my hand and seal this 22nd day of October, 1998.

                                              /s/ Melvin Molnick
                                              ----------------------
                                              MELVIN MOLNICK

STATE OF NEVADA      )
                        ) ss
COUNTY OF CLARK      )

         On Oct. 22, 1998 before me, Linda K. Kary, personally appeared Melvin Molnick personally known to me (or proved to Me on the basis of satisfactory evident) to be the person whose name is subscribed to the withing instrument, and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                                /s/ Linda K. Dary
                                                -----------------------
                                                Signature
(SEAL)

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             LINDA K. DARY
   Notary Public - State of Nevada
 Appointment Recorded in Clark County
 My Appointment Expires July 1, 2001
               92-0239-1
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